UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 14, 2007 (June 8, 2007).


                            SYSVIEW TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    000-25839              59-3134518
--------------------------------     ---------------     -----------------------
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)


1772 Technology Drive, San Jose, California            95110
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 (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:      (408) 436-9888 Ext. 207
                                                         -----------------------


                                 Not Applicable
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 8, 2007, the board of directors of Sysview Technology, Inc. (the "Company") elected William Hawkins as a member of the board of directors, effective immediately, to serve from the date of election until a successor is duly elected and qualified.

Mr. Hawkins is also presently, and has been since his appointment on April 2, 2004 in connection with the Company's acquisition of Syscan, Inc., the Company's Chief Operating Officer and Secretary, and, since his appointment on April 1, 2005, the Company's interim Chief Financial Officer. Mr. Hawkins has held various management positions at Syscan, Inc., the Company's wholly-owned subsidiary, since 1999, including V.P. of Sales and Marketing, President and General Manager Syscan Imaging Group. Prior thereto, Mr. Hawkins' product focus has been primarily in the imaging systems and computer peripheral markets, including senior positions with General Electric (UK), Kaman Aerospace, British Aerospace Engineering, Gartner Research and Per Scholas. Mr. Hawkins received a bachelor's degree in physics from the University of Maryland in 1978 and an MBA from Johns Hopkins University in Management of Technology Concentration (MOT).

In April 2005, in connection with his services as Chief Operating Officer, the Company entered into a three-year employment agreement with Mr. Hawkins pursuant to the terms of which he is to receive an annual salary of $160,000 and an annual bonus to be determined by the Company's board of directors. In connection with the agreement, Mr. Hawkins was issued non-qualified options to purchase up to 1,000,000 shares of the Company's common stock at an exercise price of $0.01 per share. One-third of the options vested immediately upon the execution of the employment agreement, one-third vested on April 3, 2006 and one-third vested on April 2, 2007. The agreement also provides for Mr. Hawkins' ability to participate in the Company's health insurance program, and, in the event that Mr. Hawkins' employment is terminated for other than with good cause, he will receive a payment of the lesser of his then remaining salary due pursuant to the employment agreement or six months of base salary at his then current annual salary.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2007
                                         SYSVIEW TECHNOLOGY, INC.

                                     By:
                                         ---------------------------------------
                                         Darwin Hu
                                         President & Chief Executive Officer